UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2014

STW RESOURCES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52654	20-3678799
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3434 South County Road 1192 Midland, Texas 79706	79706
Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 686-7777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 7 – Regulation FD

Item 7.01.  Regulation FD

Section 8 - Other Events

Item 8.01. Other Events

STW Resources Holding Corp. (the “Company”) will hold a conference call to discuss some of the Company 's recent and potential transactions on Thursday, August 14, 2014 at 10 am EST.  The conference call can be accessed by telephone or live webcast as follows:

Domestic call-in number: 877-617-1615
International call-in number: 760-666-3783
Access code: 87735558

The call can be heard live and will also be available for replay on the Company's website at www.stwresources.com for two weeks following the conclusion of the call.

The presentation materials relating to the conference call are available on the Company's website and are attached as Exhibit 99.1 to this report and are incorporated by reference.   Investors should place no reliance on the information contained herein or in the exhibits hereto.

The information included in Item 7.01 of this Form 8-K and the Exhibits attached hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference in such filing.

Section 9 –Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

99.1           Presentations

Cautionary Statement for Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995.

Certain statements disclosed under Item 7.01 herein and in the exhibits hereto constitute"forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available and were made as of the date provided, and may not be accurate as of the date hereof.  These forward looking statements are based upon current estimates and assumptions as existed on the date made and are subject to various risks and uncertainties, including without limitation those set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”), not limited to Risk Factors relating to its business contained therein. Thus, actual results could be materially different from projections or estimates contained herein. Such forward-looking statements include, among others, statements regarding future reclamation services and development activities and the decisions of third parties over which the Company has no control. Factors that could cause actual results to differ materially from projections or estimates include, among others, ability to establish our brand, economic and market conditions and our ability to acquire reserves, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2013, and other filings we make with the SEC. Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update or alter any such statements whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2014	STW Resources Holding Corp.

	By:	/s/ Stanley Weiner
Stanley Weiner, CEO